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                                 SCHEDULE 14A
                                (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/  Soliciting Material Pursuant to Section 240.14a-12


                           MANUFACTURER'S SERVICES LIMTED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

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                     SOICITING MATERIAL PURSUANT TO RULE 14a-12

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[CELESTICA LOGO]                                                      [MSL LOGO]

FOR IMMEDIATE RELEASE                                Wednesday, October 15, 2003

                            CELESTICA TO ACQUIRE MSL

TORONTO, Canada and CONCORD, Massachusetts - Celestica Inc. (NYSE, TSX: CLS), a world leader in electronics manufacturing services (EMS), today announced that it has entered into an agreement with Manufacturers' Services Limited (MSL) (NYSE: MSV) that provides for the acquisition by Celestica of all of the outstanding shares of MSL, a full-service global electronics manufacturing services and supply chain services company.

Under the transaction, each outstanding common share of MSL will be exchanged for 0.375 subordinate voting shares of Celestica. In addition, the holders of Series A and Series B preferred shares of MSL will be entitled to receive, at the shareholder's election, US$52.50 per share plus accrued dividends in cash or a number of subordinate voting shares of Celestica equal to 0.375 times the number of common shares of MSL into which the Series A and Series B shares may be converted (plus, in the case of the Series B preferred shares, a "make-whole" payment of US$2.25 per share payable in either cash or shares at the option of
MSL). The share exchange ratio will be adjusted, if necessary, to ensure that the value of the consideration received for each MSL common share (based on the 20 trading day volume weighted average NYSE closing price of the subordinate voting shares of Celestica determined on the third business day prior to the completion of the transaction) will be not less than US$6.00 and not more than US$7.25. MSL has approximately 34,398,030 common shares and 1,330,000 Series A and B preferred shares outstanding.

The merger agreement, which has been approved unanimously by the boards of directors of MSL and Celestica, is subject to MSL shareholder approval and certain governmental consents. Certain institutional shareholders of MSL and officers of MSL, holding shares representing approximately 41.5% of the votes to be cast on the merger, have entered into unconditional agreements to vote in favour of the merger, and the institutional shareholders have also granted Celestica the option to acquire from them, under certain circumstances, MSL shares representing 30% of the votes that can be cast in connection with the merger. All parties have agreed to proceed expeditiously to close the transaction.

"I look forward to the combined strength of the Celestica/MSL organization. As a respected EMS provider with a broad customer base in diversified end markets such as industrial and avionics, MSL has an excellent track record for delivering the highest standards of service. MSL's customer-focused approach based on focus and flexibility is highly compatible with that of Celestica," said Eugene Polistuk, Celestica's chairman and chief executive officer. "This acquisition also supports Celestica's strategy to continue to expand and deepen its suite of integrated services and solutions. MSL's strengths in order fulfillment, build-to-order assembly and high-speed automated manufacturing complement our current offerings. I am confident that the combined organization will create additional value for our respective customers."



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MSL was founded in 1994 and is an established mid-sized leader in the EMS industry, with 2002 revenues of US$854 million. The company has a global footprint of 16 design, manufacturing and fulfillment locations worldwide and employs approximately 3,600 people.

"Celestica's proven track record, strong balance sheet, and reputation as a global leader in electronics manufacturing services make the deal an attractive one for MSL's customers, shareholders and employees. Specifically, this transaction will provide MSL customers with an enhanced portfolio of capabilities, expanded supply chain leverage and the advantages of an increased global footprint," said Bob Bradshaw, MSL's chairman, chief executive officer and president. "Our customers will benefit greatly from Celestica's robust capabilities in design engineering, complex manufacturing and test, and repair; and from low-cost solutions in China and Eastern Europe. There is also a strong cultural fit between the two organizations, which will facilitate a smooth transition and ensure consistency of ongoing service delivery. The management team and I fully support the transaction and the opportunity it provides."


CONFERENCE CALL

Celestica and MSL management will host a joint conference call today discussing the announcement. The conference call will start at 8:30 a.m. Eastern and can be accessed at www.celestica.com.


ABOUT CELESTICA

Celestica is a world leader in the delivery of innovative electronics manufacturing services (EMS). Celestica operates a highly sophisticated global manufacturing network with operations in Asia, Europe and the Americas, providing a broad range of services to leading OEMs (original equipment manufacturers). A recognized leader in quality, technology and supply chain management, Celestica provides competitive advantage to its customers by improving time-to-market, scalability and manufacturing efficiency.

For further information on Celestica, visit its website at WWW.CELESTICA.COM. The company's security filings can also be accessed at WWW.SEDAR.COM and WWW.SEC.GOV.


ABOUT MSL

MSL is a multi-national company that manufactures electronic hardware for companies that sell branded electronic equipment or utilize electronic components in their products. The company builds a variety of products, including medical devices, avionics, industrial controls and communications equipment. MSL also manages the worldwide acquisition of components and supplies for the products it manufactures and provides complementary design, logistics and repair services.


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                                      - 3 -

MSL's customers come from a diverse set of industries including industrial equipment, commercial avionics, automotive electronics, retail systems, medical products, voice and data communications, networked storage, office equipment, computers and computer peripherals. The company's services allow electronics manufacturers to get products to market faster, reduce total cost, and achieve superior operational results. MSL distinguishes itself by providing strong capabilities in complex electronics manufacturing, build-to-order assembly, high-speed automated manufacturing, global order fulfillment as well as a superior customer experience characterized by significant mind share, personalized service, customized and flexible solutions, and rapid response.

MSL is headquartered in Concord, Massachusetts. For more information, please visit the company's website at www.msl.com.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Celestica plans to file with the SEC a Registration Statement on Form F-4 in connection with the transaction and MSL plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Celestica, MSL, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Celestica and MSL through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from Celestica by contacting Computershare Trust Company of Canada at 1-800-564-6253 (in Canada) and Computershare Trust Company, Inc. at 303-262-9600 (in the U.S.) or from MSL by calling 978-287-5630.

Celestica and MSL, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Celestica's directors and executive officers is contained in Celestica's Form 20-F for the year ended December 31, 2002 and its proxy statement dated March 18, 2003, which are filed with the SEC. As of October 14, 2003, Celestica's directors and executive officers beneficially owned approximately 43,978,978 common shares, or approximately 26%, of Celestica's common stock. Information regarding MSL's directors and executive officers is contained in MSL's Form 10-K for the year ended December 31, 2002 and its proxy statement dated April 14, 2003 which are filed with the SEC. In addition, since the referenced 10-K's and proxy statements, Albert A. Notini and John P. Cunningham were elected directors of MSL.

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                                      - 4 -

As of October 14, 2003, Mr. Notini was the beneficial owner of 382,245 shares of MSL's common stock, including 380,282 shares issuable upon the exercise of stock options or warrants held by him that are currently exercisable or exercisable within 60 days after October 14, 2003. As of October 14, 2003, Mr. Cunningham was the beneficial owner of 13,334 shares of MSL's common stock, including 13,334 shares issuable upon the exercise of stock options or warrants held by him that are currently exercisable or exercisable within 60 days after October 14, 2003. As of October 14, 2003, MSL's directors and executive officers beneficially owned approximately 1,130,718 shares, or 3.2%, of MSL's common stock. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.


CELESTICA SAFE HARBOUR AND FAIR DISCLOSURE STATEMENT

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, RELATED TO OUR FUTURE GROWTH, TRENDS IN OUR INDUSTRY AND OUR FINANCIAL AND OPERATIONAL RESULTS AND PERFORMANCE THAT ARE BASED ON CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS INVOLVING RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL OUTCOMES AND RESULTS TO DIFFER MATERIALLY. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: THE ABILITY TO COMPLETE THE PROPOSED MERGER AND TO ACHIEVE THE ANTICIPATED BENEFITS OF THE MERGER; THE CHALLENGES OF EFFECTIVELY MANAGING OUR OPERATIONS DURING UNCERTAIN ECONOMIC CONDITIONS; THE CHALLENGE OF RESPONDING TO LOWER-THAN-EXPECTED CUSTOMER DEMAND; THE EFFECTS OF PRICE COMPETITION AND OTHER BUSINESS AND COMPETITIVE FACTORS GENERALLY AFFECTING THE EMS INDUSTRY; OUR DEPENDENCE ON THE INFORMATION TECHNOLOGY AND COMMUNICATIONS INDUSTRIES; OUR DEPENDENCE ON A LIMITED NUMBER OF CUSTOMERS AND ON INDUSTRIES AFFECTED BY RAPID TECHNOLOGICAL CHANGE; COMPONENT CONSTRAINTS; VARIABILITY OF OPERATING RESULTS AMONG PERIODS; AND THE ABILITY TO MANAGE OUR RESTRUCTURING AND THE SHIFT OF PRODUCTION TO LOWER COST GEOGRAPHIES. THESE AND OTHER RISKS AND UNCERTAINTIES AND FACTORS ARE DISCUSSED IN THE COMPANY'S VARIOUS PUBLIC FILINGS AT WWW.SEDAR.COM AND HTTP://WWW.SEC.GOV, INCLUDING OUR ANNUAL REPORT ON FORM 20-F AND SUBSEQUENT REPORTS ON FORM 6-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

WE DISCLAIM ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. AS OF ITS DATE, THIS PRESS RELEASE CONTAINS ALL MATERIAL INFORMATION ASSOCIATED WITH THIS EVENT.


MSL SAFE HARBOUR AND FAIR DISCLOSURE STATEMENT

ANY STATEMENTS IN THIS PRESS RELEASE ABOUT FUTURE EXPECTATIONS, PLANS AND PROSPECTS FOR THE COMPANY, INCLUDING THE COMPANY'S EXPECTATIONS FOR THIRD QUARTER OPERATING RESULTS AND ANY STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "PLANS," "ESTIMATES," "EXPECTS," "WILL," AND SIMILAR EXPRESSIONS, CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS IMPORTANT FACTORS, INCLUDING: OUR DEPENDENCE UPON A RELATIVELY SMALL NUMBER OF CUSTOMERS; RISKS ASSOCIATED WITH OUR ACQUISITIONS OF OTHER COMPANIES OR BUSINESSES; THE INCURRENCE OF INDEBTEDNESS AND ASSOCIATED INTEREST EXPENSE TO FUND OUR BUSINESS STRATEGY; THE AVAILABILITY OF CRITICAL COMPONENTS, PARTICULARLY THOSE FROM SOLE-SOURCE SUPPLIERS; THE IMPACT OF COMPETITION WITHIN OUR INDUSTRY; CANCELLATIONS OF OR DELAYS IN CUSTOMER ORDERS; GENERAL ECONOMIC CONDITIONS WITHIN OUR INDUSTRY; THE IMPACT OF FOREIGN CURRENCY FLUCTUATIONS AND OTHER FACTORS SPECIFICALLY AFFECTING OUR INTERNATIONAL OPERATIONS. IN ADDITION, THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE REPRESENT THE COMPANY'S ESTIMATES AS OF OCTOBER 15, 2003. THE COMPANY ANTICIPATES THAT SUBSEQUENT EVENTS AND DEVELOPMENTS WILL CAUSE THE COMPANY'S ESTIMATES TO CHANGE. HOWEVER, WHILE THE COMPANY MAY ELECT TO UPDATE THESE FORWARD-LOOKING STATEMENTS AT SOME POINT IN THE FUTURE, THE COMPANY SPECIFICALLY DISCLAIMS ANY OBLIGATION TO DO SO.


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CELESTICA CONTACTS:                                       MSL CONTACTS:
------------------                                        ------------

Laurie Flanagan                                           Mac Blythe
VP, Global Communications                                 VP, Marketing
(416) 448-2200                                            (978) 371-5491
media@celestica.com                                       mac.blythe@msl.com


Paul Carpino                                              Sean Lannan
Director, Investor Relations                              VP, Investor Relations
(416) 448-2211                                            (978) 371-5495
clsir@celestica.com                                       sean.lannan@msl.com